SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 9, 2004

                        Price Communications Corporation
               (Exact Name of Registrant as Specified in Charter)


         New York                     1-8309                    13-2991700
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                              45 Rockefeller Plaza
                            New York, New York 10020
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 757-5600



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                  ITEM 7. FINANCIAL STATEMENTS,  PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

                  (c) Exhibit 99.1 -- Press Release, dated August 9, 2004. See
Item 12 below.

Item 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On August 9, 2004, Price Communications Corporation announced its earnings for the quarter and six months ended June 30, 2004. Attached hereto and incorporated by reference as Exhibit 99.1 is the Press Release announcing such results.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 11, 2004

                 PRICE COMMUNICATIONS CORPORATION



                 By:    /s/ Kim Pressman
                       -----------------------------------------------------
                       Kim Pressman
                       Executive Vice President and Chief Financial Officer